Supplement, dated December 22, 2010

to Prospectus, dated May 1, 2010

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

457 CONTRACTS

The requirement for the Employer to remit its contributions via the Company’s automated electronic funds transfer (EFT) system in order to be eligible for either Tier 1 Reduced Fees or the Tier 2 Reduced Fees is hereby waived until May 1, 2011.  Also, the requirement for each affiliated entity of the Employer that is participating in the Employer’s Plan to remit its contributions via the Company’s automated EFT system in order for such affiliated entity to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, for which the Employer’s Plan is eligible, is hereby waived until May 1, 2011.  However, commencing May 1, 2011, contributions will be required to be remitted via the Company’s automated EFT system in order to be eligible for Tier 1 Reduced Fees or Tier 2 Reduced Fees, as stated in the prospectus.